(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


MuniYield
Michigan
Insured
Fund, Inc.


www.mlim.ml.com


MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD MICHIGAN INSURED FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Michigan Insured Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


During the six months ended April 30, 2002, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.466 per share income dividends, which included earned and unpaid dividends of $0.080. This represents a net annualized yield of 6.09%, based on a month-end per share net asset value of $15.42. Over the same period, the total investment return on the Fund's Common Stock was +0.82%, based on a change in per share net asset value from $15.81 to $15.42, and assuming reinvestment of $0.460 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred stock had an average yield of 1.51% for Series A, 1.48% for Series B and 1.48% for Series C.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
For the six-month period ended April 30, 2002, the economic environment remained very favorable for fixed-income investments, and we believe that the majority of recent interest rate declines has already occurred. The Federal Reserve Board's actions taken in 2001, combined with recent and potential additional Federal fiscal stimulus, should eventually restore US economic activity. Consequently, we maintained the neutral position we adopted last year. While this position prevented us from taking advantage of potential short-term trading opportunities, it allowed us to avoid widely fluctuating asset valuations associated with market volatility. However, the Fund's fully invested position allowed us to participate in recent market appreciation and enhanced shareholder income that otherwise might have been jeopardized by market-timing strategies. The Fund's fully invested position also proved beneficial as Michigan's new-issue volume declined in recent months. For the three months ended April 30, 2002, Michigan municipalities issued approximately $1.1 billion, a decline of nearly 30% compared to the same three-month period a year earlier. Recent Michigan underwriting has been in marked contrast with national supply trends, which were stable during the last three months. Finally, the Fund's fully invested position was advantageous, as short-term municipal bond interest rates have recently declined to approximately 1.25% - 1.50%. We are likely to maintain the Fund's present neutral position in the coming months as no significant economic recovery is expected until some time later in 2002. Should business activity improve throughout 2002, we will adopt a more defensive position, anticipating an increase in long-term interest rates.



MuniYield Michigan Insured Fund, Inc., April 30, 2002


The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, has generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in higher borrowng costs for the Fund. However, should the spread between short-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



May 29, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield Michigan
Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2002. A description of the proposal and number of shares voted are as follows:

                                                                      Shares Voted     Shares Withheld
                                                                          For            From Voting
1. To elect the Fund's Directors:            Terry K. Glenn             17,324,606        415,790
                                             J. Thomas Touchton         17,328,311        412,085
                                             Fred G. Weiss              17,324,472        415,924



During the six-month period ended April 30, 2002, MuniYield Michigan
Insured Fund, Inc.'s Preferred Stock shareholders (Series A, B and
C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2002.
A description of the proposal and number of shares voted are as follows:

                                                                      Shares Voted     Shares Withheld
                                                                          For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   M. Colyer Crum, Laurie Simon Hodrick, J. Thomas Touchton
   and Fred G. Weiss                                                      5,064             0




MuniYield Michigan Insured Fund, Inc., April 30, 2002


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

                                  Percent of
S&P Rating/Moody's Rating        Total Assets

AAA/Aaa                              84.4%
AA/Aa                                 4.2
A/A                                   3.0
BBB/Baa                               4.3
Other++                               0.8


++Temporary investments in short-term municipal securities.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
Indiana--0.4%   AAA       Aaa     $ 1,100   Wayne County, Indiana, Jail Holding Corporation, First
                                            Mortgage Revenue Bonds, 5.50% due 7/15/2022                          $    1,135


Michigan--      AAA       Aaa       1,000   Allegan, Michigan, Public School District, GO, 5.75%
141.0%                                      due 5/01/2030 (d)                                                         1,044

                                            Belding, Michigan, Area Schools, GO, Refunding (c):
                AAA       Aaa         785     6.05% due 5/01/2006 (e)                                                   877
                AAA       Aaa         215     6.05% due 5/01/2021                                                       230

                AAA       Aaa       3,230   Byron Center, Michigan, Public Schools, GO, Refunding,
                                            5.97% due 5/01/2005 (b)(e)                                                3,546

                AAA       Aaa       1,000   Caledonia, Michigan, Community Schools, GO, Refunding,
                                            6.625% due 5/01/2014 (a)                                                  1,041

                AAA       Aaa       1,625   Central Michigan University Revenue Bonds, 5.50% due
                                            4/01/2007 (c)(e)                                                          1,792

                AAA       Aaa       1,000   Central Montcalm, Michigan, Public Schools, GO, 5.90% due
                                            5/01/2019 (b)                                                             1,066

                AAA       Aaa       1,250   Chelsea, Michigan, School District, GO, 5.875% due
                                            5/01/2005 (c)(e)                                                          1,368

                AAA       Aaa       1,000   Coldwater, Michigan, Community Schools, GO, 6.30% due
                                            5/01/2004 (b)(e)                                                          1,094

                AAA       Aaa       1,000   Comstock Park, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2029 (c)                                                             1,041

                                            Detroit, Michigan, City School District, GO, Series A:
                AAA       Aaa       2,455     6.50% due 5/01/2009 (a)                                                 2,841
                AAA       Aaa       1,500     6.50% due 5/01/2011 (a)                                                 1,759
                AAA       Aaa       1,000     5.50% due 5/01/2018 (d)                                                 1,050

                AAA       Aaa       2,705   Detroit, Michigan, GO, Series B, 6% due 4/01/2015 (b)                     2,996

                AAA       Aaa       1,000   Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A,
                                            5.75% due 1/01/2010 (c)(e)                                                1,123

                                            Detroit, Michigan, Water Supply System Revenue Bonds (c):
                AAA       NR*       3,375     DRIVERS, Series 200, 9.51% due 7/01/2028 (g)                            3,747
                AAA       Aaa       4,875     Senior Lien, Series A, 5.75% due 1/01/2010 (e)                          5,463
                AAA       Aaa       1,250     Senior Lien, Series A, 5.875% due 1/01/2010 (e)                         1,411

                AAA       Aaa       5,000   Detroit, Michigan, Water Supply System Revenue Refunding Bonds,
                                            6.25% due 7/01/2012 (c)(e)(h)                                             5,301

                AAA       Aaa       1,610   East Grand Rapids, Michigan, Public School District, GO, 5.75%
                                            due 5/01/2009 (d)(e)                                                      1,798

                AAA       Aaa       1,500   East Lansing, Michigan, School District, GO (School Building
                                            and Site), 5.50% due 5/01/2020                                            1,549

                                            Eastern Michigan University, General Revenue Refunding Bonds:
                AAA       Aaa       1,000     6.375% due 6/06/2002 (a)(e)                                             1,014
                AAA       Aaa       1,790     Series A, 5.80% due 6/01/2012 (c)                                       2,010



Portfolio
Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes



MuniYield Michigan Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
Michigan                                    Eastern Michigan University Revenue Bonds, Series B (c):
(continued)     AAA       Aaa     $ 1,500     5.60% due 6/01/2025                                                $    1,547
                AAA       Aaa       1,310     5.625% due 6/01/2030                                                    1,348

                                            Eastern Michigan University, Revenue Refunding Bonds:
                AAA       Aaa       1,025     6% due 6/01/2020 (a)                                                    1,112
                A1+       NR*       1,100     VRDN, 1.70% due 6/01/2027 (c)(i)                                        1,100

                AAA       Aaa       1,000   Frankenmuth, Michigan, School District, GO, 5.75% due
                                            5/01/2020 (c)                                                             1,059

                AAA       Aaa       1,100   Grand Blanc, Michigan, Community Schools, GO, 5.625% due
                                            5/01/2020 (c)                                                             1,154

                                            Grand Ledge, Michigan, Public Schools District, GO (b)(e):
                AAA       Aaa       1,000     6.45% due 5/01/2004                                                     1,097
                AAA       Aaa      12,500     6.60% due 5/01/2004                                                    13,743

                AAA       Aaa       2,090   Grand Rapids, Michigan, Building Authority, GO, 5.375% due
                                            8/01/2017 (a)                                                             2,168

                AAA       Aaa       3,110   Grand Traverse County, Michigan, Hospital Revenue Refunding
                                            Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (a)              3,188

                AAA       Aaa       2,570   Grandville, Michigan, Public Schools District, GO, Refunding,
                                            6.60% due 5/01/2005 (c)(e)                                                2,868

                AAA       NR*       8,425   Greater Detroit, Michigan, Resource Recovery Authority Revenue
                                            Bonds, DRIVERS, Series 167, 10.498% due 12/13/2008 (a)(g)                10,715

                AAA       Aaa       2,250   Greenville, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2004 (b)(e)                                                          2,415

                AAA       Aaa       1,500   Greenville, Michigan, Public Schools, GO, Refunding, 5% due
                                            5/01/2024 (d)                                                             1,461

                                            Hartland, Michigan, Consolidated School District, GO (c)(e):
                AAA       Aaa       5,750     6% due 5/01/2010                                                        6,535
                AAA       Aaa       3,575     6% due 5/01/2010 (j)                                                    4,063

                AAA       Aaa       1,475   Haslett, Michigan, Public School District, Building and Site,
                                            GO, 5.625% due 5/01/2020                                                  1,547

                AAA       Aaa       3,305   Jonesville, Michigan, Community Schools, GO, 5.75% due
                                            5/01/2029 (c)                                                             3,436

                AAA       Aaa       1,180   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding and Improvement Bonds (Bronson
                                            Methodist Hospital), Series A, 6.375% due 5/15/2009 (b)                   1,257

                NR*       Aaa       6,850   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding Bonds (Bronson Methodist Hospital),
                                            5.50% due 5/15/2028 (b)                                                   6,897

                AAA       Aaa       4,660   Kent, Michigan, Hospital Finance Authority, Health Care
                                            Revenue Bonds (Butterworth Health Systems), Series A, 5.625%
                                            due 1/15/2006 (b)(e)                                                      5,136

                AAA       Aaa       4,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                            Refunding Bonds (Butterworth Hospital), Series A, 7.25% due
                                            1/15/2013 (b)                                                             4,805

                                            Kent, Michigan, Hospital Finance Authority Revenue Bonds
                                            (Spectrum Health), Series A:
                AAA       NR*       3,000     5.50% due 1/15/2031 (b)                                                 3,018
                AA        Aa3       1,000     5.50% due 1/15/2031                                                       986

                AAA       Aaa       1,000   Leslie, Michigan, Public Schools, Ingham and Jackson Counties,
                                            GO, Refunding, 6% due 5/01/2005 (a)(e)                                    1,099

                AAA       Aaa       5,235   Lincoln Park, Michigan, School District, GO, 7% due
                                            5/01/2006 (c)(e)                                                          6,036

                AAA       Aaa       4,775   Livonia, Michigan, Public School District, GO (Building
                                            and Site), 5.75% due 5/01/2022 (c)                                        5,031

                                            Lowell, Michigan, Area Schools, GO, Refunding (c):
                AAA       Aaa       1,500     6% due 5/01/2007                                                        1,671
                AAA       Aaa       1,900     4.91%** due 5/01/2016                                                     925

                BBB       NR*       2,250   Michigan Higher Education Facilities Authority, Limited
                                            Obligation Revenue Refunding Bonds (Hope College), Series A,
                                            5.90% due 4/01/2032                                                       2,245

                AAA       NR*       2,500   Michigan Higher Education Student Loan Authority, Student
                                            Loan Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)           2,505

                AAA       NR*       1,065   Michigan Municipal Bond Authority Revenue Bonds (Local
                                            Government Loan Program), Group A, 5.50% due 11/01/2020 (a)               1,102

                                            Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                            (Local Government Loan Program), Series A:
                AAA       Aaa       1,035     6.50% due 5/01/2012 (a)                                                 1,078
                AAA       Aaa       1,870     6.50% due 11/01/2012 (b)                                                1,948
                AAA       Aaa       1,000     6% due 12/01/2013 (c)                                                   1,081
                AAA       Aaa       7,000     6.125% due 12/01/2018 (c)                                               7,598

                AA+       Aaa       7,000   Michigan State Building Authority Revenue Bonds, GO, RIB,
                                            Series 481, 9.01% due 4/15/2009 (b)(g)                                    8,415

                                            Michigan State Building Authority, Revenue Refunding Bonds:
                AAA       Aaa       4,335     (Facilities Program), Series I, 6% due 10/01/2005 (a)                   4,755
                NR*       Aa1       9,890     RIB, Series 517X, 9.01% due 10/15/2010 (g)                             11,912

                                            Michigan State COP (a):
                AAA       Aaa       3,000     5.40%** due 6/01/2022                                                     984
                AAA       Aaa       3,000     5.50% due 6/01/2027                                                     3,051

                AAA       Aaa       1,500   Michigan State, COP, Refunding (New Center Development Inc.),
                                            5.25% due 9/01/2009 (b)                                                   1,622

                AAA       Aaa       5,000   Michigan State, HDA, Rental Housing Revenue Bonds, AMT,
                                            Series A, 5.30% due 10/01/2037 (b)                                        4,740

                AAA       Aaa       3,560   Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                            Series A, 6.50% due 4/01/2023 (d)                                         3,656

                                            Michigan State, HDA Revenue Refunding Bonds (f):
                AA+       NR*         525     AMT, Series B, 6.20% due 6/01/2027                                        542
                AA+       NR*       2,690     Series C, 5.90% due 12/01/2015                                          2,822

                BBB-      Baa3      2,000   Michigan State Hospital Finance Authority Revenue Bonds
                                            (Detroit Medical Center),Series A, 5.25% due 8/15/2023                    1,627

                                            Michigan State Hospital Finance Authority, Revenue
                                            Refunding Bonds:
                AAA       Aaa       2,500     (Ascension Health Credit), Series A, 6.25% due 11/15/2014 (b)           2,713
                AAA       Aaa       2,715     (Ascension Health Credit), Series A, 5.75% due 11/15/2017 (b)           2,819
                AAA       Aaa      12,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (b)         12,597
                AA        Aa2       1,500     (Ascension Health Credit), Series A, 6.125% due 11/15/2026              1,569
                AAA       Aaa       4,930     (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (b)                   5,352
                AAA       Aaa       4,805     (Mercy Health Services), Series T, 6.50% due 8/15/2013 (b)              5,409
                AAA       Aaa       2,000     (Mercy Health Services), Series X, 6% due 8/15/2014 (b)                 2,176
                AAA       Aaa       2,200     (Mercy Health Services), Series X, 5.75% due 8/15/2019 (b)              2,293
                AAA       Aaa       3,000     (Saint John Hospital), Series A, 6% due 5/15/2013 (a)(h)                3,169
                AAA       Aaa       6,400     (Trinity Health), Series A, 6% due 12/01/2027 (a)                       6,753

                AAA       Aaa       2,155   Michigan State House of Representatives, COP, 5.50% due
                                            8/15/2009 (a)                                                             2,365

                                            Michigan State Strategic Fund, Limited Obligation Revenue
                                            Bonds, AMT:
                BBB+      Baa1      5,000     (Ford Motor Company Project), Series A, 6.55% due 10/01/2022            5,105
                BBB       Ba1       3,000     (WMX Technologies Inc. Project), 6% due 12/01/2013                      2,980
                BBB       Ba1       2,500     (Waste Management Inc. Project), 6.625% due 12/01/2012                  2,553



MuniYield Michigan Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
Michigan                                    Michigan State Strategic Fund, Limited Obligation Revenue
(concluded)                                 Refunding Bonds:
                AAA       Aaa     $ 7,250     (Detroit Edison Company), AMT, Series A, 5.55% due
                                              9/01/2029 (b)                                                      $    7,328
                AAA       Aaa       6,000     (Detroit Edison Company Fund--Pollution), Series AA, 6.95%
                                              due 5/01/2011 (c)                                                       7,214
                BBB+      Baa1      3,460     (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                 3,823
                NR*       Aaa       5,750     RIB, Series 382, 10.76% due 9/01/2025 (b)(g)                            6,820

                BBB+      A3        2,500   Michigan State Strategic Fund, PCR, Refunding (General
                                            Motors Corp.), 6.20% due 9/01/2020                                        2,562

                AAA       Aaa      15,000   Monroe County, Michigan, Economic Development Corp., Limited
                                            Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                            Series AA, 6.95% due 9/01/2022 (c)                                       18,538

                                            Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                            AMT (b):
                AAA       Aaa       9,000     Series CC, 6.55% due 6/01/2024                                          9,495
                AAA       Aaa       1,500     Series I-B, 6.55% due 9/01/2024                                         1,594

                NR*       Aaa       1,830   Muskegon Heights, Michigan, Water System Revenue Bonds,
                                            Series A, 5.625% due 11/01/2025 (b)                                       1,894

                                            Northview, Michigan, Public School District, GO, Refunding (b):
                AAA       NR*       2,265     5.80% due 5/01/2006 (e)                                                 2,510
                AAA       Aaa         235     5.80% due 5/01/2021                                                       245

                AAA       Aaa       1,100   Norway Vulcan, Michigan, Area Schools, GO, 5.90% due 5/01/2025 (c)        1,162

                AAA       Aaa       2,600   Novi, Michigan, Community School District, GO, 6.125% due
                                            5/01/2003 (c)(e)                                                          2,760

                AAA       Aaa       2,425   Oxford, Michigan, Area Community School District, GO, 5.50% due
                                            5/01/2018 (d)                                                             2,542

                A         NR*         700   Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                            Refunding Bonds (Tax Increment--Development Area Number 2),
                                            5.625% due 6/01/2022                                                        694

                AAA       Aaa       1,870   Redford, Michigan, Unified School District, GO, 5.90% due
                                            5/01/2006 (c)(e)                                                          2,079

                AAA       Aaa       1,000   Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due
                                            5/01/2005 (c)(e)                                                          1,099

                AAA       Aaa       1,800   Rochester, Michigan, Community School District, GO, Series II,
                                            5.50% due 5/01/2015 (c)                                                   1,928

                AAA       Aaa       7,500   Romulus, Michigan, Community Schools, GO, 6% due 5/01/2009 (c)(e)         8,491

                AAA       Aaa       2,500   Saginaw, Michigan, Hospital Finance Authority, Revenue Refunding
                                            Bonds (Covenant Medical Center), Series E, 5.625% due 7/01/2013 (b)       2,674

                NR*       Aaa       7,400   Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                            (Detroit Edison Company), RIB, Series 282, 10.76% due
                                            8/01/2024 (a)(g)                                                          9,110

                AAA       Aaa       1,300   Southfield, Michigan, Library Building Authority, GO, 5.50%
                                            due 5/01/2018 (b)                                                         1,355

                                            Sturgis, Michigan, Public School District, GO
                                            (School Building and Site):
                AAA       Aaa       1,900     5.50% due 5/01/2021                                                     1,958
                AAA       Aaa       2,545     5.625% due 5/01/2030                                                    2,618

                AAA       Aaa       1,000   Three Rivers, Michigan, Community Schools GO, 6%
                                            due 5/01/2006 (b)(e)                                                      1,116

                A1+       VMIG1++   2,100   University of Michigan, University Hospital Revenue Refunding
                                            Bonds, VRDN, Series A, 1.75% due 12/01/2019 (i)                           2,100

                AAA       Aaa       1,500   Waterford, Michigan, School District, GO, 6.25% due
                                            6/01/2004 (c)(e)                                                          1,629

                AAA       Aaa       1,100   Waverly, Michigan, Community School, GO, 5.50% due 5/01/2021 (c)          1,134

                AAA       Aaa      10,660   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                            Metropolitan Wayne County), AMT, Series A, 5.375% due
                                            12/01/2015 (b)                                                           10,913

                AAA       Aaa       2,400   Wayne County, Michigan, COP, 5.625% due 5/01/2011 (a)                     2,588

                                            West Bloomfield, Michigan, School District, GO Refunding (c):
                AAA       Aaa       1,710     5.50% due 5/01/2017                                                     1,807
                AAA       Aaa       1,225     5.50% due 5/01/2018                                                     1,287

                AAA       Aaa       2,405   West Branch-Rose City, Michigan, Area School District, GO,
                                            5.50% due 5/01/2024 (c)                                                   2,461

                AAA       Aaa       5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds,
                                            6.25% due 10/01/2017 (b)                                                  5,699

                AAA       Aaa       1,300   Ypsilanti, Michigan, School District, GO, Refunding, 5.75%
                                            due 5/01/2007 (c)(e)                                                      1,439


Puerto          A         Baa1      2,500   Puerto Rico Commonwealth, Highway and Transportation Authority,
Rico--5.1%                                  Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041               2,635

                AAA       Aaa       1,270   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                            Trust Receipts, Class R, Series 16 HH, 9.542% due 7/01/2013 (d)(g)        1,616

                A         Baa1      2,500   Puerto Rico Public Buildings Authority, Government Facilities
                                            Revenue Refunding Bonds, Series C, 5.75% due 7/01/2022                    2,674

                                            Puerto Rico Public Finance Corporation, Commonwealth
                                            Appropriation Revenue Bonds:
                AAA       Aaa       1,000     Series A, 5.375% due 8/01/2024 (b)                                      1,031
                A-        Baa3      2,900     Series E, 5.75% due 8/01/2030                                           3,016

                A-        Baa3      1,000   Puerto Rico Public Finance Corporation Revenue Bonds,
                                            Commonwealth Appropriation, Series E, 5.70% due 8/01/2025                 1,036

                AAA       Aaa       2,150   University of Puerto Rico, University Revenue Refunding
                                            Bonds, Series O, 5.375% due 6/01/2030 (b)                                 2,171

                Total Investments (Cost--$386,715)--146.5%                                                          410,094
                Variation Margin on Financial Futures Contracts***--0.0%                                               (46)
                Other Assets Less Liabilities--3.5%                                                                   9,967
                Preferred Stock, at Redemption Value--(50.0%)                                                     (140,027)
                                                                                                                 ----------
                Net Assets Applicable to Common Stock--100.0%                                                    $  279,988
                                                                                                                 ==========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FSA Insured.
(e)Prerefunded.
(f)FHA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(h)Escrowed to maturity.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(j)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of April 30, 2002 were as follows:


Number of                     Expiration
Contracts       Issue            Date          Value

  420     US Treasury Notes   June 2002     $ 44,336,250
                                            ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$44,447,812)         $ 44,336,250
                                            ============


++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., April 30, 2002


STATEMENT OF NET ASSETS


                As of April 30, 2002
Assets:         Investments, at value (identified cost--$386,714,731)                                          $410,093,619
                Receivables:
                   Interest                                                                  $  8,388,921
                   Securities sold                                                              6,013,875        14,402,796
                                                                                             ------------
                Prepaid expenses and other assets                                                                     8,078
                                                                                                               ------------
                Total assets                                                                                    424,504,493
                                                                                                               ------------

Liabilities:    Payables:
                   Securities purchased                                                         3,357,708
                   Custodian bank                                                                 614,559
                   Dividends to shareholders                                                      217,531
                   Investment adviser                                                             171,609
                   Variation margin                                                                45,938         4,407,345
                                                                                             ------------
                Accrued expenses and other liabilities                                                               81,996
                                                                                                               ------------
                Total liabilities                                                                                 4,489,341
                                                                                                               ------------

Preferred       Preferred Stock, par value $.05 per share (5,600 shares of AMPS*
Stock:          issued and outstanding at $25,000 per share liquidation preference)                             140,027,132
                                                                                                               ------------

Net Assets      Net assets applicable to Common Stock                                                          $279,988,020
Applicable To                                                                                                  ============
Common Stock:

Analysis of     Common Stock, par value $.10 per share (18,155,932 shares issued
Net Assets      and outstanding)                                                                               $  1,815,593
Applicable to   Paid-in capital in excess of par                                                                271,454,773
Common Stock:   Undistributed investment income--net                                                              3,019,414
                Accumulated realized capital losses on investments--net                                        (19,792,210)
                Unrealized appreciation on investments--net                                                      23,490,450
                                                                                                               ------------
                Total--Equivalent to $15.42 net asset value per share of Common Stock
                (market price--$13.75)                                                                         $279,988,020
                                                                                                               ============


*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Six Months Ended April 30, 2002
Investment      Interest                                                                                       $ 11,353,891
Income:

Expenses:       Investment advisory fees                                                     $  1,040,555
                Commission fees                                                                   177,801
                Accounting services                                                                75,683
                Professional fees                                                                  42,554
                Transfer agent fees                                                                29,186
                Listing fees                                                                       17,421
                Directors' fees and expenses                                                       13,353
                Custodian fees                                                                     12,605
                Printing and shareholder reports                                                   11,933
                Pricing fees                                                                       10,425
                Other                                                                              17,352
                                                                                             ------------
                Total expenses                                                                                    1,448,868
                                                                                                               ------------
                Investment income--net                                                                            9,905,023
                                                                                                               ------------

Realized &      Realized gain on investments--net                                                                   400,387
Unrealized      Change in unrealized appreciation on investments--net                                           (7,917,035)
Gain (Loss) on                                                                                                 ------------
Investments     Total realized and unrealized loss on investments--net                                          (7,516,648)
--Net:                                                                                                         ------------

Dividends to    Investment income--net                                                                          (1,035,376)
Preferred                                                                                                      ------------
Stock           Net Increase in Net Assets Resulting from Operations                                           $  1,352,999
Shareholders:                                                                                                  ============


See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                Increase (Decrease) in Net Assets:                                              2002              2001++
Operations:     Investment income--net                                                       $  9,905,023      $ 19,641,438
                Realized gain on investments--net                                                 400,387         1,578,519
                Change in unrealized appreciation/depreciation on investments--net            (7,917,035)        22,042,066
                Dividends to Preferred Stock shareholders                                     (1,035,376)       (4,401,028)
                                                                                             ------------      ------------
                Net increase in net assets resulting from operations                            1,352,999        38,860,995
                                                                                             ------------      ------------

Dividends to    Investment income--net                                                        (8,347,190)      (14,726,730)
Common Stock                                                                                 ------------      ------------
Shareholders:   Net decrease in net assets resulting from dividends to Common
                Stock shareholders                                                            (8,347,190)      (14,726,730)
                                                                                             ------------      ------------

Capital Stock   Offering costs resulting from the issuance of Common Stock                             --          (15,881)
Transactions:                                                                                ------------      ------------
                Net decrease in net assets derived from capital stock transactions                     --          (15,881)
                                                                                             ------------      ------------

Net Assets      Total increase (decrease) in net assets applicable to Common Stock            (6,994,191)        24,118,384
Applicable To   Beginning of period                                                           286,982,211       262,863,827
Common Stock:                                                                                ------------      ------------
                End of period*                                                               $279,988,020      $286,982,211
                                                                                             ============      ============

                *Undistributed investment income--net                                        $  3,019,414      $  2,496,957
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share          Net asset value, beginning of period       $   15.81    $   14.48    $   13.91    $   15.93    $   15.51
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++++ Investment income--net                           .55         1.08          .99         1.04         1.07
                   Realized and unrealized gain (loss)
                   on investments--net                            (.42)         1.30          .67       (1.79)          .46
                   Dividends and distributions to
                   Preferred Stock shareholders:
                      Investment income--net                      (.06)        (.24)        (.30)        (.18)        (.21)
                      In excess of realized gain on
                      investments--net                               --           --           --        (.03)        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
                   Total from investment operations                 .07         2.14         1.36        (.96)         1.29
                                                              ---------    ---------    ---------    ---------    ---------
                   Less dividends and distributions to
                   Common Stock shareholders:
                      Investment income--net                      (.46)        (.81)        (.79)        (.85)        (.83)
                      In excess of realized gain on
                      investments--net                               --           --           --        (.21)        (.04)
                                                              ---------    ---------    ---------    ---------    ---------
                   Capital charge resulting from
                   issuance of Common Stock                          --         --++           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                   Total dividends and distributions
                   to Common Stock shareholders                   (.46)        (.81)        (.79)       (1.06)        (.87)
                                                              ---------    ---------    ---------    ---------    ---------
                   Net asset value, end of period             $   15.42    $   15.81    $   14.48    $   13.91    $   15.93
                                                              =========    =========    =========    =========    =========
                   Market price per share, end of period      $   13.75    $   14.22    $ 11.9375    $ 12.1875    $  15.875
                                                              =========    =========    =========    =========    =========

Total Investment   Based on market price per share            (.05%)+++       26.44%        4.62%     (17.47%)       16.03%
Return:**                                                     =========    =========    =========    =========    =========
                   Based on net asset value per share           .82%+++       15.89%       11.19%      (6.13%)        8.85%
                                                              =========    =========    =========    =========    =========

Ratios Based on    Total expenses, excluding
Average Net        reorganization expenses***                    1.04%*        1.05%        1.10%        1.09%        1.06%
Assets of                                                     =========    =========    =========    =========    =========
Common Stock:      Total expenses***                             1.04%*        1.05%        1.33%        1.09%        1.06%
                                                              =========    =========    =========    =========    =========
                   Total investment income--net***               7.14%*        7.10%        7.49%        6.85%        6.90%
                                                              =========    =========    =========    =========    =========
                   Amount of dividends to Preferred
                   Stock shareholders                             .75%*        1.59%        2.18%        1.18%        1.36%
                                                              =========    =========    =========    =========    =========
                   Investment income--net, to Common
                   Stock shareholders                            6.39%*        5.51%        5.31%        5.67%        5.54%
                                                              =========    =========    =========    =========    =========
Ratios Based on    Total expenses, excluding
Average Net        reorganization expenses                        .70%*         .70%         .72%         .76%         .74%
Assets Of                                                     =========    =========    =========    =========    =========
Common &           Total expenses                                 .70%*         .70%         .86%         .76%         .74%
Preferred                                                     =========    =========    =========    =========    =========
Stock:***          Total investment income--net                  4.76%*        4.71%        4.87%        4.75%        4.79%
                                                              =========    =========    =========    =========    =========

Ratios Based on    Dividends to Preferred Stock                  1.49%*        3.14%        4.06%        2.66%        3.13%
Average Net        shareholders                               =========    =========    =========    =========    =========
Assets Of
Preferred Stock:

Supplemental       Net assets, net of Preferred Stock,
Data:              end of period (in thousands)               $ 279,988    $ 286,982     $262,864     $103,364    $ 117,511
                                                              =========    =========    =========    =========    =========
                   Preferred Stock outstanding, end of
                   period (in thousands)                      $ 140,000    $ 140,000     $140,000    $  50,000    $  50,000
                                                              =========    =========    =========    =========    =========
                   Portfolio turnover                            11.41%       68.17%       51.41%       42.71%       41.65%
                                                              =========    =========    =========    =========    =========

Leverage:          Asset coverage per $1,000                  $   3,000    $   3,050    $   2,878    $   3,067    $   3,350
                                                              =========    =========    =========    =========    =========

Dividends Per      Series A--Investment income--net           $     187    $     792    $   1,023    $     663    $     782
Share On                                                      =========    =========    =========    =========    =========
Preferred Stock    Series B--Investment income--net           $     184    $     783    $     653           --           --
Outstanding:++++                                              =========    =========    =========    =========    =========
                   Series C--Investment income--net           $     184    $     782    $     678           --           --
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++The fund's Preferred Stock was issued on November 19, 1992
(Series A) and March 6, 2000 (Series B and Series C).
++++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.

See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM, $8,353 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $46,792,073 and $47,029,349, respectively.

Net realized gains (losses) for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:


                                     Realized        Unrealized
                                  Gains (Losses)       Gains

Long-term investments            $     938,347    $  23,378,888
Financial futures contracts          (537,960)          111,562
                                 -------------    -------------
Total                            $     400,387    $  23,490,450
                                 =============    =============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $23,378,888, of which $23,776,482 related to appreciated securities and $397,594 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $386,714,731.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2002 and for the year ended October 31, 2001 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.55%, Series B, 1.65% and Series C, 1.60%.

Shares issued and outstanding during the six months ended April 30, 2002 and for the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $211,287 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $16,733,000, of which $3,063,000 expires in 2002; $746,000 expires in 2003; $1,459,000 expires in 2006; $3,975,000 expires in 2007 and $7,490,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $473,462 has been reclassified to paid-in capital in excess of par.


6. Subsequent Event:
On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.079500 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.



MuniYield Michigan Insured Fund, Inc., April 30, 2002


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary



Vincent R. Giordano, Senior Vice President of MuniYield Michigan
Insured Fund, Inc., has recently retired. The Fund's Board of
Directors wishes Mr. Giordano well in his retirement.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MIY